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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ____________


                                   FORM 8-K/A

                               (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  July 31, 1996


                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



           Delaware                    1-9767                 94-2579751
(STATE OR OTHER JURISDICTION         (COMMISSION            (IRS EMPLOYER
       OF INCORPORATION)             FILE NUMBER)         IDENTIFICATION NO.)


9162 Eton Avenue, Chatsworth, California                        91311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



      Registrant's telephone number, including area code:  (818) 709-1244
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            This amendment to the Current Report on Form 8-K of International
Remote Imaging Systems, Inc. (the "Registrant" or "IRIS") relating to the Registrant's acquisition, through a newly formed subsidiary, of the digital imaging business of Perceptive Scientific Instruments, Inc. ("PSI"), is being filed to include in the report the historical and pro forma financial information required pursuant to Item 7 of this report which was omitted from the original filing pursuant to Items 7(a)(4) and 7(b)(2) of the Current Report on Form 8-K. Such historical and pro forma financial information should be read in conjunction with the Registrant's financial statements and other financial information as reported herein.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements of Business Acquired.

                  See Exhibit 99.1.

            (b)   Pro Forma Financial Information.

                  See Exhibit 99.2.

            (c)   Exhibits.

                  23.1          Consent of Coopers & Lybrand L.L.P.

                  23.2          Consent of Coopers & Lybrand L.L.P.

                  23.3          Consent of KPMG Peat Marwick LLP

                  99.1          Financial Statements of IRIS.

                                A.      Financial Statements of IRIS as of
                                        December 31, 1994 and 1995 and for the
                                        years ended December 31, 1993, 1994 and
                                        1995 with report of Independent
                                        Accountants.

                                B. Unaudited Financial Statements of IRIS as of June 30, 1996 and for the six-month periods ended June 30, 1995 and 1996.

                  99.2 Financial statements of business acquired as required by Item 7(a)(4) of the Current Report on Form 8-K.

                                A.     Financial Statements of PSI as of
                                       December 31, 1994 and 1995 and for the
                                       years ended December 31, 1993, 1994 and
                                       1995 with report of Independent
                                       Accountants.

                                B. Unaudited Financial Statements of PSI as of June 30, 1996 for the six-month periods ended June 30, 1995 and 1996.

                  99.3          Pro forma financial information required by
                                Item 7(b)(2) of the Current Report on Form 8-K.

                                A.     IRIS and Subsidiaries Unaudited Pro
                                       Forma Condensed Combined Balance Sheet
                                       as of June 30, 1996.

                                B. IRIS and Subsidiaries Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1995 and for the six-month period ended June 30, 1996.





                                      -2-
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTERNATIONAL REMOTE IMAGING
                                           SYSTEMS, INC.




Date:  September 30, 1996                  By: /s/ E. Eduardo Benmaor
                                              ---------------------------------
                                              E. Eduardo Benmaor
                                              Controller, Principal Accounting
                                              Officer and Secretary





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                                 Exhibit Index



                 No.         Document
                 ---         --------

                 23.1        Consent of Coopers & Lybrand L.L.P.

                 23.2        Consent of Coopers & Lybrand L.L.P.

                 23.3        Consent of KPMG Peat Marwick LLP

                 99.1        Financial Statements of IRIS.

                             A.     Financial Statements of IRIS as of
                                    December 31, 1994 and 1995 and for the
                                    years ended December 31, 1993, 1994 and
                                    1995 with report of Independent
                                    Accountants.

                             B. Unaudited Financial Statements of IRIS as of June 30, 1996 and for the six-month periods ended June 30, 1995 and 1996.

                 99.2 Financial statements of business acquired as required by Item 7(a)(4) of the Current Report on Form 8-K.

                             A. Financial Statements of PSI as of December 31, 1994 and 1995 and for the years ended December 31, 1993, 1994 and 1995 with report of Independent Accountants.

                             B. Unaudited Financial Statements of PSI as of June 30, 1996 and for the six-month period ended June 30, 1996.

                  99.3 Pro forma financial information required by Item 7(b)(2) of the Current Report on Form 8-K.

                              A. IRIS and Subsidiaries Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 1996.

                             B. IRIS and Subsidiaries Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1995 and for the six-month period ended June 30, 1996.